OPERATING INCOME - Interest expenses (Details) - COP ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
OPERATING INCOME
Deposits	$ 10,329,525	$ 11,287,066	$ 12,514,706
Borrowing costs	826,461	1,117,354	1,398,923
Debt instruments in issue	682,323	1,074,281	1,307,383
Lease liabilities	111,114	107,408	83,916
Preferred shares	56,974	57,701	57,701
Overnight funds	16,748	3,190	10,443
Other interest (expense)	38,081	40,660	57,111
Total interest expenses	$ 12,061,226	$ 13,687,660	$ 15,430,183
Intervention rate issued by Banco de la Republica	9.25%	9.50%	13.00%	12.00%
Net interest income	$ 17,889,453	$ 17,371,017	$ 18,137,054
Discontinued operations
OPERATING INCOME
Total interest expenses	1,241,640	1,336,251	1,238,112
Discontinued operations | Banistmo S.A.
OPERATING INCOME
Lease liabilities	4,572	28,138
Total interest expenses	$ 1,241,640	$ 1,336,251	$ 1,238,112